Revenues	12 Months Ended
Dec. 31, 2025
Disclosure of disaggregation of revenue from contracts with customers [abstract]
Revenues
5.5 Revenues
Revenues include both revenues from contracts with customers and other non-IFRS 15 revenues (mainly subleases) which are out of scope from IFRS 15:

	Year ended December 31,
in € thousand	2025	2024	2023
Product sales	157,908	163,253	144,624
Other revenues from contracts with customers	16,097	5,622	8,075
Other non-IFRS 15 revenue	653	704	1,014
REVENUES	174,659	169,579	153,713

5.5.1 Product sales
The Group mostly generates product sales revenues from the sale of its commercialized travel vaccines and from the sale of third-party products.
The Group’s product sales contracts generally include one type of performance obligation. Revenue is recognized at the point in time when the identified performance obligation is transferred to the customer, either when the customer obtains control over the goods at the time of shipment or when the product is received by the customer, which generally happens within a few days, depending on the terms of the agreement. Sales contracts with retailers and the U.S. Department of Defense (DoD) are shown as “direct product sales”, whereas sales to the other distributors are reported as “indirect sales - sales through distributors”.
Some of the Group’s product sales agreements include retrospective rebates, charge-back clauses, discounts, and under certain conditions return rights, which give rise to variable consideration under IFRS 15. The constraints on variable consideration (expected rebates, discounts and considerations for product returns) are taken into account and recognized on an accrual basis and reported as refund liabilities or as contract liabilities (for replacement doses) in the consolidated balance sheet.
In most cases, Valneva sells its products through distributors. Valneva is acting as principal given that it controls such products before transferring them to the final customer. More specifically, Valneva assumes the inventory risk before the goods are transferred to customers and has discretion in establishing prices for such goods. Revenue is recognized when the product is delivered to the end customers.
Valneva also sells products acquired from third parties. Valneva considers that it is acting as principal given that it controls such products before transferring them to the final customer. More specifically, Valneva assumes the inventory risk before the goods are transferred to customers and has discretion in establishing prices for such goods. Revenue is recognized when the product is delivered to the customers. Products purchased from third parties are recognized as “inventory” in the balance sheets and when sold as “cost of goods” in the statements of income.
5.5.2 Other revenues
The Group generates other revenues from its products, product candidates, and proprietary technologies. The contracts in place often include several different promised goods or services such as research licenses, commercial licenses, and further R&D services. The terms of such agreements include license fees received as initial fees, annual license maintenance fees, and fees to be paid upon achievement of milestones, as well as license option fees and fees for the performance of research services. In addition, the Group’s licensing arrangements generally provide for royalties payable on the licensee’s future sales of products developed within the scope of the license agreement. Furthermore, revenue recognized due to the termination of agreements is recognized in other revenues.
The Group’s existing license contracts provide distinct right to use licenses, and therefore revenue is recognized at the point in time at which the licensee is able to direct the use of and benefit from the license. The consideration for licensing contracts may consist of fixed and variable parts. In case of right-to-use licenses, the fixed part of the consideration is recognized at the point in time when the licensee is able to direct the use and benefit from the license. For any variable consideration, revenue is recognized at the point in time when the variable consideration constraint is removed.
Revenue for research and development services within the Group’s contracts currently in place is recognized over time. The progress is measured on an input basis (costs incurred related to total costs expected). This input method is considered an appropriate measure of the progress towards complete satisfaction of these performance obligations under IFRS 15.
Variable considerations are included in revenues only to the extent that it is highly probable that a significant reversal in the amount of the cumulative revenue recognized will not occur when the uncertainty associated with the variable consideration is subsequently resolved. At the end of each reporting period, the Group updates the estimated transaction price and its assessment of whether an estimate of variable consideration is constrained. Amounts allocated to a satisfied performance obligation are recognized as revenue, or as a reduction of revenue, in the period in which a change in estimate of variable consideration occurs. Revenues from license royalties are recognized when the underlying product sales occur.
Lyme - Pfizer Collaboration and License Agreement
In April 2020, Valneva signed the Collaboration and License Agreement with Pfizer to co-develop and commercialize the Group’s Lyme disease vaccine candidate (VLA15). This is classified as an agreement with a customer as defined by IFRS 15 guidance on revenue contracts with customers, and accordingly, amounts received by or payable to Valneva under the Collaboration and License Agreement are accounted for in the Group’s revenues.
The considerations for this Agreement include a variable part. Variable considerations derive from upfront and milestone payments received and to be received from Pfizer, contributions from Valneva to Pfizer in shared development costs and circumstances that could potentially increase future payments to Pfizer. At the end of each reporting period, Valneva updates the estimated transaction price and its assessment of whether an estimate of variable consideration is constrained. Revenue is recognized when the variable consideration constraint is removed and it is highly probable that a significant revenue reversal will not occur.
In 2021 and 2022, several amendments were made to the Collaboration and License Agreement. This resulted in an increase in the expected payments to customer related to Valneva’s contribution to Pfizer’s future development costs. Therefore, for the year ended December 31, 2022, the accumulated revenue recognized since the inception of the agreement with Pfizer amounting to €45.9 million was reversed as other revenues from contracts with customers. In the years ended December 31, 2023 and December 31, 2024, no revenues were recognized as Valneva determined that entitlement to the consideration was not yet highly probable, due to the possibility of increased payments to customers while R&D activities (including the Phase 3 study) are progressing ahead of possible BLA licensure submission to the FDA.
As of December 31, 2025, Valneva reassessed its entitlement to the consideration and the related refund liability. The Phase 3 clinical trial is nearing completion, and the data readout is expected within the first half of 2026. Based on the updated development budget, Valneva determined the probability and magnitude of any further change in the payment to customer.
Due to project progress, Valneva concluded that a portion of the outstanding refund liability no longer represented an obligation to refund consideration to Pfizer and could therefore be released to revenue. For the year ended December 31, 2025, Valneva recognized revenues for R&D work and additional support services of €10.0 million, corresponding to the amount of the refund liability that the Group no longer expects to settle through future payments to Pfizer. As at
December 31, 2025, the remaining refund liability related to the Collaboration and License Agreement with Pfizer amounted to €9.0 million, representing Valneva’s best estimate of the portion of consideration that may still need to be refunded through its ongoing contribution to Pfizer’s development costs.
While license and equipment performance obligations were fulfilled in prior periods, the R&D activities and additional services were ongoing through 2025 and satisfy the performance obligation over time. During this period, Valneva funded 40% of the ongoing shared development costs.
Items not included in the transaction price as of December 31, 2025 are (i) $143 million from early commercialization milestones, (ii) royalties, ranging from 14% to 22%, and (iii) $100 million in sales based milestones, which will be recognized as and when they occur.
5.5.3 Disaggregated revenue information
The Group’s revenues are disaggregated as follows:
Type of goods or service

	Year ended December 31,
in € thousand	2025	2024	2023
IXIARO®	98,419	94,069	73,483
DUKORAL®	31,909	32,303	29,775
Third party products	19,159	33,185	35,675
IXCHIQ®	8,421	3,696	—
VLA2001	—	—	5,691
PRODUCT SALES	157,908	163,253	144,624
Royalties received	2,124	2,410	2,129
Revenues from shipping and handling	481	1,368	21
R&D work and additional support services	9,985	—	—
Milestone payment - licenses	3,421	712	3,637
Other services	87	1,133	2,288
thereof COVID-19	—	—	1,973
OTHER REVENUES FROM CONTRACTS WITH CUSTOMERS	16,097	5,622	8,075
Other non-IFRS 15 revenue	653	704	1,014
REVENUES	174,659	169,579	153,713

In the year ended December 31, 2025, product sales for all active products decreased by €5.3 million compared to the same period in 2024.
IXIARO sales showed a 5% increase, which was mainly driven by the increased order volume in the UK due to the limited supply in the prior year, as well as increased order volumes in France and other European markets as the result of the growth in the travel market.
DUKORAL sales in 2025 were 1% lower compared to 2024. This decrease resulted from lower market demand in Germany, which is partly offset by an increased demand due the cholera outbreak in Mayotte, France.
IXCHIQ sales were €8.4 million in 2025 compared to €3.7 million in 2024, as the vaccine was launched at the end of the first quarter of 2024. Sales in 2025 included all doses Valneva supplied to France’s island La Réunion to respond to the chikungunya outbreak and were adversely impacted by the suspension of the license by the FDA in August 2025.
Third-party product sales in 2025 were 42% lower compared to 2024, which was mainly driven by discontinuation of distribution of Rabipur®/RabAvert® and Encepur® in UK and Canada as well the termination of the distribution agreement of FLUAD in Austria.
Revenues from shipping and handling decreased in 2025 to €0.5 million. In 2024, revenues included an additional one time revenue for freight costs due to a revised customer agreement.
Revenues from milestone payments and licenses increased by €2.7 million in 2025 compared to 2024, mainly related to the exclusive license agreement with Serum Institute of India for Valneva’s single-shot chikungunya vaccine amounting to €2.5 million.
R&D work and additional support services shows revenues recognized under the Collaboration and License Agreement with Pfizer amounting to €10.0 million.
Other service revenues decreased by 92% to €0.1 million in 2025. This change is mainly due to fewer services being provided by the Group in 2025 compared to the prior year.
Sales channels for product sales
Products are sold via the following sales channels:

	Year ended December 31,
in € thousand	2025	2024	2023
Direct product sales	130,755	137,889	119,305
Indirect product sales	27,153	25,365	25,320
TOTAL PRODUCT SALES	157,908	163,253	144,624
Geographical markets
In presenting information on the basis of geographical markets, revenue is based on the final location where Valneva’s distribution partner sells the product or where the customer/partner is located.

	Year ended December 31,
in € thousand	2025	2024	2023
United States	53,610	48,593	32,964
Canada	30,125	32,321	28,193
Germany	17,468	18,374	13,503
France	14,668	7,220	5,866
Nordics	13,898	13,937	12,695
Other Europe	13,877	9,056	9,335
United Kingdom	12,644	19,489	20,266
Austria	9,473	15,897	14,583
Rest of World	8,897	4,691	16,308
REVENUE TOTAL	174,659	169,579	153,713
Nordics includes Finland, Denmark, Norway and Sweden and Rest of World includes India, Israel, Australia, Peru, Japan, Brazil and New
Zealand.

In the year ended December 31, 2025, total revenues increased by €5.1 million compared to the year ended December 31, 2024. Revenues from the U.S. market increased by €5.0 million, primarily due to the recognition of variable consideration relating to the research collaboration and licensing agreement with Pfizer for the Lyme disease program amounting to €10.0 million. This increase was partly offset by the decline in product sales to the U.S. military by 4%, which is primarily due to the timing of the DoD contract.
Information about major customers
The concentration risk from the customer portfolio of the Group is limited. In 2025, there were three customers with a contribution exceeding 10% of the annual revenue.
Sales to customers representing more than 10% of the total revenues amounted to €77.9 million in 2025 (2024: €76.0 million, 2023: €67.1 million) and consisted solely of product sales.
5.5.4 Assets and liabilities related to contracts with customers
See Note 5.18 for details on trade receivables, Note 5.19 for details on costs to obtain a contract, Note 5.28 for details of contract liabilities and Note 5.29 for details of refund liabilities.